Exhibit 99.1

Customer Focused.Values Driven.

2021 Investor Report2 Forward-Looking StatementsCertain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933,as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, ongoing disruptions due to the COVID-19 pandemic and the measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in customer behavior; turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; increases in loan default and charge-off rates; changes related to the discontinuation and replacement of LIBOR; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; acquisitions may not produce results at levels or within time frames originally anticipated; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaimsany obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise



Branch by Type
Bank Branch
Bank Corporate Office
Bank Commercial Lending Office
Mortgage Corporate Office
Mortgage Branch
VT
NH
ME
MA
RI
CT

COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$4.6 Billion
Total Loans:	$3.6 Billion
Total Deposits:	$3.7 Billion
Market Capitalization:	$777.5 Million (as of 12/31/21)

HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered savings bank.

HarborOne Bank is headquartered in Brockton, MA with 30 full-service branches throughout Metro Boston, Southeast Massachusetts and Rhode Island and one commercial lending office in each of Boston and Providence. HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.

HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of the Bank with over 25 offices in Massachusetts, Rhode Island, and New Hampshire.

HARBORONE® Bank Find your harbor.
2021 Investor Report 3

Q4 2021 Highlights

- Diluted EPS of $0.25.
- ROA of 1.10% and ROE of 7.40%.
- Reserve for loan loss represents 1.26% of total loans. Q4 2021 recorded a negative $1.4 provision for credit losses.
- HarborOne Mortgage recorded earnings of $2.8 million, including a positive fair value adjustment of $749,000 on mortgage servicing rights.
- As of December 31, 2021, completed the repurchase of 800,364 shares at an average share cost of $14.55, with 1.9 million shares remaining in the third repurchase program .
- On January 27, 2022, announced retirement of James W. Blake as CEO, effective May 18, 2022, and appointment of President and COO Joseph F. Casey as successor CEO.

Net Income
$12.6 Million

Diluted Earnings Per Share
$0.25

Commercial Loan Growth
$143.4 Million
excludes net PPP loan activity

Core Deposit Growth
$20.2 Million

Tangible Book Value
$11.57

HarborOne® Bank Find your harbor.
2021 Investor Report 4

2021 Investor Report5 Key Performance Metrics $2,685 $3,653 $4,059 $4,484 $4,553 Total Assets ($mm) 2017 2018 2019 2020 2021 12.5%8.2%15.3%14.5%13.6%Tier 1 Capital 2017 2018 2019 2020 2021 $2,195 $2,986 $3,172 $3,495 $3,608 Total Loans ($mm) 2017 2018 2019 2020 2021 $5.63 $4.77 $10.10 $10.88 $11.57 Tangible Book Value 2017 2018 2019 2020 2021

2021 Investor Report6 Key Performance Metrics $0.19 $0.20 $0.33 $0.82 $1.14 EPS 2017 2018 2019 2020 2021 3.04%3.22%3.14%3.06%3.12%Net Interest Margin on FTE Basis 2017 2018 2019 2020 2021 $10,379 $11,394 $18,268 $44,792 $58,517 Net Income ($m) 2017 2018 2019 2020 2021 $74,348 $88,930 $109,062 $120,066 $131,370 Net Interest Income ($m) 2017 2018 2019 2020 2021

2021 Investor Report7 Loan MixDecember 31, 2021 29%4%1%47%12%4%3%0% One-to-Four Family Residential Second Mortgages and Home Equity Lines of Credit Residential Real Estate Construction Commercial Real Estate Commercial and Industrial Commercial Construction Auto Personal Total Loans $3.6 billion:Commercial$2,258,048Residential Real Estate $1,217,980Consumer$131,705

2021 Investor Report8 Commercial Lending Momentum $117 $162 $154 $99 $137 $110 $277 $306 $464 $422 $650 $930 $1,168 $1,551 $1,700 $- $500 $1,000 $1,500 $2,000 $2,50020172018201920202021Total Commercial Loans ($mm) Construction Commercial Commercial Real EstateCommercial loans grew from $877 million in 2017 to $2.3 billion on December 31, 2021, transforming the balance sheet while maintaining strong creditquality.#1 SBA Lender in Rhode Island in 2021.$877$1,369$1,628$2,114$2,258

2021 Investor Report9 Diversification Flex/Industrial25%Apartments13%Retail/Retail Trade13%Office11%Hotels14% Heath Care and Social Services 9% Educational Services2%Real Estate Leasing2%Warehouse4%Other7% Apartments33%Flex/Industrial22%Retail/Retail Trade15%Restaurants13%Hotels7%Land Dev. Residential4%Real Estate Leasing3%1-4 Family1%Other 1%Land Dev. Commercial1% Utilities20%Heath Care and Social Assistance15%Manufacturing14%Construction4%Restaurants6%Other *20%Retail/Retail Trade7%Office3%Administrative and Support2%Wholesale Trade5%Real Estate Leasing2%Finance and Insurance2%CommercialRealEstateCommercialConstructionCommercial&Industrial*TheOthercategoryintheCommercial&Industrialloansincludes$26.1millionofSBAPaycheckProtectionProgram(“PPP”)loans.

Credit Quality

Strong asset quality driven by core competencies in both underwriting and collections


Nonperforming Assets to Total Assets
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.13%
0.53%
0.09%
0.38%
0.43%
0.30%
0.47%
0.28%
0.53%
0.26%
2017
2018
2019
2020
2021
Consumer
Residential
Total Reposssessed
Commercial


Net Charge-Offs to Average Loans
0.15%
0.10%
0.05%
0.00%
0.04%
0.07%
0.04%
0.10%
0.08%
2017
2018
2019
2020
2021

HarborOne Bank Find your harbor.

2021 Investor Report 10

2021 Investor Report11 At-Risk Sectors LTV*% Commercial PortfolioRetail$272.0MM60% anchored by diverse mix of national chains and grocery stores. 61%12.0%Office Space$203.8MM91% located in suburban locations.62%9.0%Hotels$241.7MM95% located in New England, 45% nationally franchised,61% leisure-focused. 63%10.7%Restaurants$62.6MM30% nationally franchised12% supported by SBA guarantee.55%2.8%Recreation$20.1MMExposure reduced through amortization.52%0.9%*LTV on CRE only and based on as-completedvalue

Market Growth

Branch Expansion

- Launch of the Boston Metro Region to include:
    - Downtown Boston, Quincy, South Boston
    - 3 new high opportunity markets Brighton, Brookline and Cambridge
    - Overall growth in number of branches from 27 to 30 as of December 31, 2021
    - Over 50% of our current Branch footprint exceeds $100M in deposits

Primary Customer Improvement

- Checking Household deposits up 8.8% year over year
- Small Business customer base has increased by 31% since 2019
- Average balance per business customer has increased by 85% since 2019

Transformed Branch Model

- Managing local market opportunities
- Focus on acquiring small business relationships
- Launch comprehensive experience program
- Focus on interactions not transactions to deepen relationships
- Enhancing incentives to pay for performance

Deposit Mix



Certificate of Deposit 17%
NOW and Demand 29%
Savings 31%
Money Market 23%

HarborOne Bank Find your harbor.
2021 Investor Report 12

2021 Investor Report13 DepositsCore deposit growth in 2021 of $280.8 million or 10.1%Successful business deposit acquisition of $100MM in 2019, $218MM in 2020, and $140MM in 2021NOW and demand deposits represent 29% of total deposits at December 31, 2021 $264$413$406$690$743$356$482$627$999$1,139$131$144$166$219$314$541$888$887$732$628$721$759$857$867$859$0$500$1,000$1,500$2,000$2,500$3,000$3,500$4,00020172018201920202021 Demand Deposits Savings Accounts NOW Accounts Certificates of Deposit Money Market Accounts 0.57% 0.92%1.28%0.70%0.24%0.00%0.50%1.00%1.50%2.00%20172018201920202021 Cost of Total Deposits

2021 Investor Report14 HarborOne MortgageQ4 2021 earnings of $2.8 million on $452 million of disbursements. Net Income for 2021 of $21.7 million on $2.5 billion of disbursements. Mortgage baking income for Q4 2021 totaled $13.4 million and $80.8 million for fiscal year 2021. Margin increased from 2.83% in Q3 2021 to 3.68% in Q4 2021. Margin for the fiscal year 2021 was 3.05%Proactively managing expenses as disbursements and margin decline from historic highs in 2020. Headcount has been reduced by 58 FTE’s, and three leases were terminated during the year.Disbursements declined $153 million to $452 million in Q4 2021.Locked pipeline on December 31, 2021 stands at $143 million, down $118 million from September 30, 2021.Market share for purchases are 4th in NH, 12th in RI, 12th in ME, and 21st in MA.*55%/42% purchase-to-refi split in Q4 2021 and 45%/54% split for fiscal year 2021.Seasoned and disciplined management team. Company founded in 1983 and purchased by HarborOne Bank in 2015. Flexible organizational structure to match market expansion and contraction. Documented plan to react to changing market conditions when presented.*Source: The Warren Group

2021 Investor Report15 Committed to the FundamentalsFocused on organic growthOngoing balance sheet transformation to achieve margin stabilityLower cost deposit drivers with focus on commercial and small business funding sourcesDigital growth: enhanced tools, processes, and products to meet customer expectationsComprehensive capital management plan, including investing, cash dividends and stock buybacksWill only consider M&A with a financially attractive opportunity that ensures minimal TBV dilutionWe win with our people; investments in training, talent acquisition, and retentionSeasoned and aligned management team and Board that drive resultsMaintain our commitment to being an outstanding community leader –Community is in our DNA, from our Foundation contributions to our Caring Crew volunteer programs

2021 Investor Report16 Key Priorities Next 12 MonthsFocus and growth for our new Boston Metro region (new branches, new Commercial and SMB lenders)Grow digital banking penetration among primary householdsContinued enhancement of our data environment and CRM architectureInvest in small business products, services, and people to drive growthCapitalize on recent M&A activity in the market with customer and talent acquisition Continue to manage aggressive rate environment for top quality dealsContinue profitable loan growth (CRE, C&I, small business) Invest in brand-building in New England for Bank and HOME (Mac Jones endorsement deal)Extend our successful Rhode Island SBA model intoMassachusetts (#1 SBA Lender in RI in 2021)Enhance and expand our Diversity, Equity, and Inclusion programsContinue to address staff/Bank needs for hybrid working models

2021 Investor Report17 An award-winning, nationally recognized leader in providing personal enrichment and professional development programsFully transitioned to 100% virtual learning via Zoom, Facebook Live, and recorded training programsLaunch partner for new virtual “Credit For Life” interactive fairs for high school juniors and seniorsSought-after resource for conducting in-language financial education programs for community organizations with Hispanic, Portuguese, and Cape Verdean audiencesRecruited by regulatory bodies (FDIC, Fed) for subject matter expert speaking engagements in financial education forumsHarborOne UEnriching Lives Through Education

Promoting Equity, Diversity & Inclusion

Equity & Diversity

- Introduced OneCommunity mortgage product
- Originated 8 Success for Small Business loans, providing access to capital to Micro Businesses
- Expanded Success for Small Business affiliate partnerships to include Center for Women & Enterprise, EforAll, Black Owned Brockton, Urban Ventures; all organizations that promote equity and economic mobility to under-represented populations

In-Development Program Workstreams

- Mentoring & Internships
- Recruiting
- Suppliers / Vendor partners

Investment

- $20MM for mortgage program
- Sponsored Center for Women and Enterprise's Annual Women of Color Business Summit
- Hosted annual Small Business Pitch contests in Massachusetts and Rhode Island, and awarded $35,000 in seed money; 85% of winning businesses were women, veteran and/or minority-owned

HarborOne® Bank Find your harbor.

2021 Investor Report 18

Why HarborOne?

Value

- $4.6B bank in attractive New England market
- Increased quarterly dividend in Q1 2021 by 67% and recognized value in stock buy-back

Leadership

- Proven ability to successfully deploy capital
- Six-year track record of strategic growth since charter change to a bank
- Board and Senior Management alignment on branch expansion

Well-Capitalized

- Necessary capital to fund disciplined growth and provide insulation from economic downturn

Respected & Trusted

- Camille Madden, President, HarborOne Mortgage: 2021 Powerful Women of Mortgage Banking, Mortgage Banker Magazine
- Andreana Santangelo, Board Member: Boston Business Journal CFO of the Year (Large Company category)
- Damian Wilmot, Board Member: 2021 Most Influential Black Corporate Directors, Savoy Magazine
- Named Boston Globe's Top Places to Work 10 of last 12 years
- 2021 Boston Business Journal Most Charitable Companies list 6th consecutive year

HarborOne® Bank Find your harbor.

2021 Investor Report 19

2021 Investor Report20 A Commitment To Doing What’s RightMission StatementWe provide a personalized experience while caring about every customer.We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. VisionStatementTo be our customers’ most trusted financialpartner.OurValuesIntegrity. Teamwork. Trust. Respect.Accountability.

2021 Investor Report21 “Our vision for the future is disciplined, organic growth. Our commitment to those we serve and each other is to be the very best that we can be, every day. We embrace challenge, seek opportunity, and are steadfast in our focus to build an exceptional company.”–Jim Blake,CEO